SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      April 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Empire Funding Home Loan Owner Trust 1997-1,
                Home Loan Asset Backed Notes Series 1997-1.
          (Exact name of registrant as specified in its charter)



              Delaware              333-21071-05           52-6850828
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Empire Funding Home Loan
              REMIC Trust 1997-1, Asset-Backed Certificates, Series 1997-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated March
              1, 1997, by First Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated April 25, 1997.  The Monthly
              Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due March 25, 2023.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date April 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co $683,654.55      $445,725.58   $71,143,534.29


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated April 25, 1997.







                     EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1
                                  PASS-THROUGH CERTIFICATES
                                   SERIES 1997-1


                      DISTRIBUTION STATEMENT
Distribution Date:        04/25/97



        Beginning                                             Ending
        Certificate   Principal    Interest    Total          Certificate
Class   Balance       Distribution DistributionDistribution   Balance

A-1     21,750,000.00   683,654.55  126,875.00     810,529.55 21,066,345.45
A-2      7,400,000.00         0.00   43,536.67      43,536.67  7,400,000.00
A-3      8,500,000.00         0.00   50,787.50      50,787.50  8,500,000.00
A-4     11,791,000.00         0.00   76,346.73      76,346.73 11,791,000.00
A-5      4,250,000.00         0.00   26,597.92      26,597.92  4,250,000.00
M-1      8,978,000.00         0.00   59,030.35      59,030.35  8,978,000.00
M-2      7,721,000.00         0.00   51,988.07      51,988.07  7,721,000.00
B        1,437,188.84         0.00   10,563.34      10,563.34  1,437,188.84
        Payment of LosInterest     Allocable
        Reimbursement Carry ForwardLoss
Class   Deficiency    Amount       Amount

A-1                NA         0.00          NA
A-2                NA         0.00          NA
A-3                NA         0.00          NA
A-4                NA         0.00          NA
A-5                NA         0.00          NA
M-1              0.00         0.00        0.00
M-2              0.00         0.00        0.00
B                0.00         0.00        0.00

              AMOUNTS PER $1,000 UNIT          Ending         Current
        Principal     Interest     Total       Certificate    Pass-Through
Class   Distribution  Distribution DistributionBalance        Interest Rate

A-1       31.43239310   5.83333333 37.26572644   968.56760690       7.00000%
A-2        0.00000000   5.88333378  5.88333378 1,000.00000000       7.06000%
A-3        0.00000000   5.97500000  5.97500000 1,000.00000000       7.17000%
A-4        0.00000000   6.47500042  6.47500042 1,000.00000000       7.77000%
A-5        0.00000000   6.25833412  6.25833412 1,000.00000000       7.51000%
M-1        0.00000000   6.57500000  6.57500000 1,000.00000000       7.89000%
M-2        0.00000000   6.73333377  6.73333377 1,000.00000000       8.08000%
B          0.00000000   7.35000141  7.35000141 1,000.00000000       8.82000%

        Payment of LosInterest     Allocable
        Reimbursement Carry ForwardLoss
Class   Amount        Amount       Amount

A-1                NA   0.00000000          NA
A-2                NA   0.00000000          NA
A-3                NA   0.00000000          NA
A-4                NA   0.00000000          NA
A-5                NA   0.00000000          NA






M-1        0.00000000   0.00000000  0.00000000
M-2        0.00000000   0.00000000  0.00000000
B          0.00000000   0.00000000  0.00000000




                     EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1
                                  PASS-THROUGH CERTIFICATES
                                   SERIES 1997-1


                      Distribution Date:             04/25/97

                                   Distribution Statement
                      Pooling and Servicing Agreement Dated March 1, 1997

i)   Available Collection Amount                               1,178,625.69
      Available Distribution Amount                            1,129,380.13

ii)  Beginning and Ending Class Principal Balances            See page 1
      Beginning Pool Principal Balance                        71,827,144.69
      Ending Pool Principal Balance                           71,324,361.96


iii)  Class Factors                Class A-1       1.00000000    0.96856761
                                   Class A-2       1.00000000    1.00000000
                                   Class A-3       1.00000000    1.00000000
                                   Class A-4       1.00000000    1.00000000
                                   Class A-5       1.00000000    1.00000000
                                   Class M-1       1.00000000    1.00000000
                                   Class M-2       1.00000000    1.00000000
                                   Class B         1.00000000    1.00000000

iv)  Interest from Mortgagors / Master Servicer                  675,798.81
      Interest from Purchased Loans                                    0.00
      Interest from Liquidated Mortgage Loans                          0.00
      Interest from FHA Insurance Payments                             0.00
                                                                 675,798.81

      Principal Collections (Regular Installments)               150,446.65
      Principal Collections (Curtailments and Paid in Fulls)     352,336.08
      Substitution Adjustment                                         44.15
      Principal from Liquidated Mortgage Loans                         0.00
      Principal from FHA Insurance Payments                            0.00
      Principal Collections (Curtailments and Paid in Fulls) 502,826.88 Substitution Adjustment

Total Payments                                                 1,178,625.69
plus:  Investment Income on the Collection Account                     0.00
less:  Trust Fees and Expenses                                    49,245.56
plus:  Investment Income on the Certificate Distribution Accou         0.00
Available Distribution Amount                                  1,129,380.13

v)  Optimal Principal Balances:
          Senior                                                       0.00
          Class M-1                                                    0.00
          Class M-2                                                    0.00
          Class B                                                      0.00








vi)  Overcollateralization Deficiency Amount
       Amounts distributed to the Residual Interest            5,565,343.91
                                                                       0.00




vii)  Servicing Compensation                                      45,466.37
        Indenture Trustee Fee                                      1,795.68
        Owner Trustee Fee                                            333.33
        FHA Premium Account Deposit                                1,650.18

viii)  Overcollateralization Amount                              180,827.67
         Overcollateralization Target Amount                   5,746,171.58
         Net Loan Losses                                               0.00
         Cumulative Net Loan Losses                                    0.00
         Allocable Loss Amount                                         0.00
         Excess Spread                                           180,827.67
                                               Beginning      Ending
ix)  Weighted Average Maturity of the Home Loan           211           210
       weighted average Home Loan Interest Rate        14.041%       14.040%

x)  Performance information in Servicer's Monthly Remittance Report
        60 Day Delinquency Amount                                 36,088.48
        Six-Month Rolling Delinquency Average                     36,088.48
        Net Delinquency Calculation Amount                        90,221.20

xi)  FHA Payments made by Obligors on Invoiced Loans                  10.42

xii)FHA Insurance Amount as of beginning of the related Due Pe   276,533.15
Current FHA Insurance Proceeds                                         0.00
Current FHA Insurance Proceeds allocated to Fees                       0.00
Original FHA Insurance Amount                                    276,533.15
Cumulative FHA Insurance Proceeds                                      0.00
Cumulative FHA Insurance Proceeds allocated to Fees                    0.00
FHA Insurance Amount as of the end of the Related Due Period     276,533.15

                                               100% of Bal    90% of Bal
Agg prin bal. of FHA Claims rejected by the FHA          0.00          0.00
Principal Balance of FHA claims Pending                  0.00          0.00
Principal Balance of FHA claims Submitted                0.00          0.00
Aggregate number of FHA Claims submitted this period                      0
Aggregate number of FHA Claims submitted since Cut-off                    0
Aggregate number of FHA Claims paid this period                           0
Aggregate number of FHA Claims pending this period                        0
Prin Bal of FHA Loans for which no further amounts expected            0.00












xiii)                          CurrAggregate          CumulatiAggregate






Combination Loans     Number       Prin Bal    Number         Prin Bal
A) Defaulted Loans               0        0.00              0          0.00
B) Liquidated Loans              0        0.00              0          0.00
C) Deleted b\c Defect            0        0.00              0          0.00
D) Deleted b\c Default           0        0.00              0          0.00



                               CurrAggregate          CumulatiAggregate
Debt Consolidation    Number       Prin Bal    Number         Prin Bal
A) Defaulted Loans               0        0.00              0          0.00
B) Liquidated Loans              0        0.00              0          0.00
C) Deleted b\c Defect            0        0.00              0          0.00
D) Deleted b\c Default           0        0.00              0          0.00




xiv)  Delinquency And Foreclosure Information:
                      # of AccountsPrin Bal    % of Total     Book Value
30-59 Days Delinquent           18  254,440.10          0.357%
60-89 Days Delinquent            3   36,088.48          0.051%
90-179 Days Delinquent           0        0.00          0.000%
180 or more Days Del             0        0.00          0.000%
Loans in foreclosure             0        0.00          0.000%
Foreclosed Properties            0        0.00          0.000%         0.00


Loans in bankruptcy   # of AccountsPrincipal Ba% of Total
30-59 Days Delinquent            1    3,800.00          0.005%
60-89 Days Delinquent            0        0.00          0.000%
90-179 Days Delinquent           0        0.00          0.000%
180 or more Days Del             0        0.00          0.000%
Aggregate                        1    3,800.00          0.005%






                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By: /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title: Assistant Vice President,
                           First National Association


Dated:        April 30, 1997